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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

                       Date of Report:  October 22, 1999

                        HERITAGE FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


        WASHINGTON                         0-29480                91-1857900
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

          205 Fifth Avenue SW
              Olympia WA                                            98501
(Address of principal executive officers)                         (Zip Code)

      Registrant's telephone number, including area code:  (360) 943-1500


ITEM 5 - OTHER EVENTS

On October 22, 1999, Heritage Financial Corporation announced that its Board of Directors had authorized the purchase of up to ten percent (10%) of its outstanding shares in the open market or in privately negotiated transactions. The news release regarding this repurchase is attached to this filing.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements - not applicable

     (b)  Pro forma financial information - not applicable

     (c)  Exhibits:

          99  News Release issued by Heritage, dated October 22, 1999
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  October 28, 1999

                             HERITAGE FINANCIAL CORPORATION


                             By: /s/ Donald V. Rhodes
                                 ------------------------------
                                 Donald V. Rhodes
                                 Chairman, President and Chief Executive Officer